UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2004

Commission File Number 014612

WAYNE BANCORP, INC

(Exact name of registrant as specified in its charter)

Ohio	34-1516142

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691

(Address of principal executive offices)

(330) 264-1222

(Registrant’s telephone number, including area code)

1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 23, 2004 with respect to the Registrant’s financial results for the first quarter ended March 31, 2004.

ITEM 12.	INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 23, 2004, the Registrant announced financial results for the first quarter ended March 31, 2004, reporting earnings of $2,328,000. A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

2.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 26, 2004	\s\ David P. Boyle

David P. Boyle
Chairman, President and Chief Executive Officer

Date:	April 26, 2004	\s\ John A. Lende

John A. Lende
Secretary and Treasurer

3.